Loans	12 Months Ended
Dec. 31, 2012
Loans [Abstract]
Loans
Note  4.   Loans

The portfolio of loans outstanding consists of:

	December 31, 2012		December 31, 2011
	Amount	Percentage of Total Loans	Amount	Percentage of Total Loans
	(Amounts in thousands)
Commercial and Industrial	$21,925	3.5%	$24,136	3.9%
Real Estate Construction:
Residential	7,331	1.2	21,287	3.4
Commercial	41,875	6.6	50,361	8.1
Real Estate Mortgage:
Commercial – Owner Occupied	157,616	25.0	147,449	23.6
Commercial – Non-owner Occupied	221,731	35.2	204,216	32.6
Residential – 1 to 4 Family	140,164	22.3	138,768	22.2
Residential – Multifamily	21,181	3.4	20,126	3.2
Consumer	17,889	2.8	18,774	3.0
Total Loans	$629,712	100.0%	$625,117	100.0%

The Company maintains interest reserves for the purpose of making periodic and timely interest payments for borrowers that qualify for development and construction loans. Total development and construction loans with interest reserves were $864 thousand and $14.6 million at December 31, 2012 and December 31, 2011, respectively. Interest reserves provide borrowers temporary sources of cash flow which can be used to make interest payments during the development or construction phases of a project. It is our expectation that equity in the project increases as the project moves towards completion and that cash flows will be positive once sales begin or stabilization occurs. Loans with interest reserves are monitored throughout the life of the project. Interest accrual may be suspended on interest reserve dependent loans that are not delinquent but are risk rated substandard or worse.

At December 31, 2012 and 2011, approximately $133.6 million and $154.2 million, respectively, of loans were pledged to the FHLBNY on borrowings (Note 9). This pledge consists of a blanket lien on residential mortgages and certain qualifying commercial real estate loans.

Loan Origination/Risk Management:  In the normal course of business the Company is exposed to a variety of operational, reputational, legal, regulatory and credit risks that could adversely affect our financial performance. Most of our asset risk is primarily tied to credit (lending) risk. The Company has lending policies, guidelines and procedures in place that are designed to maximize loan income within an acceptable level of risk. The Board of Directors reviews and approves these policies, guidelines and procedures.  When we originate a loan we make certain subjective judgments about the borrower's ability to meet the loan's terms and conditions. We also make objective and subjective value assessments on the assets we finance. The borrower's ability to repay can be adversely affected by economic changes. Likewise, changes in market conditions and other external factors can affect asset valuations. The Company actively monitors the quality of its loan portfolio. A reporting system supplements the credit review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit risk, loan delinquencies, troubled debt restructures, nonperforming and potential problem loans. Diversification in the loan portfolio is another means of managing risk associated with fluctuations in economic conditions.

With respect to construction loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally underwritten based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. Commercial real estate loans may be riskier than those for one-to-four family residences and are typically larger in dollar size. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. The repayment of these loans is generally largely dependent on the successful operation and management of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company's commercial real estate portfolio are diverse in terms of type and geographic location within our market area. This diversity helps reduce the Company's exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Company also monitors economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2012, approximately 41.0% of the outstanding principal balance of the Company's commercial real estate loans were secured by owner-occupied properties.

Consumer loans may carry a higher degree of repayment risk than residential mortgage loans. Repayment is typically dependent upon the borrower's financial stability which is more likely to be adversely affected by job loss, illness, or personal bankruptcy. To monitor and manage consumer loan risk, policies and procedures are developed and modified as needed. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk. Additionally, trend and outlook reports are reviewed by management on a regular basis. Underwriting standards for home equity loans are heavily influenced by statutory requirements, which include, but are not limited to, a maximum loan-to-value percentage of 80%, collection remedies, the number of such loans a borrower can have at one time and documentation requirements. Historically the Company's losses on consumer loans have been negligible.

The Company maintains an outsourced independent loan review program that reviews and validates the credit risk assessment program on a periodic basis. Results of these external independent reviews are presented to management. In 2011 the Company expanded its risk monitoring program by creating a standalone Credit Risk Management Department. The external independent loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit risk management personnel.

Concentrations of Credit:  Most of the Company's lending activity occurs within the areas of southern New Jersey and southeastern Pennsylvania, as well as other markets. Our expanded market area includes geographic areas that are actively solicited by our joint venture partner, 44 Business Capital LLC, for the origination of SBA guaranteed loans. The majority of the Company's loan portfolio consists of commercial real estate loans. As of December 31, 2012 and December 31, 2011, there was one industry sector concentration that exceeded 10% of total loans. Loans to lessors of retail buildings totaled $76.8 million, or 12.2% of total loans and $71.1 million or 11.4% of total loans at December 31, 2012 and December 31, 2011, respectively.

Loans to Related Parties: In the normal course of business, the Company has granted loans to officers, directors and their affiliates (related parties).  All loans to related persons were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Bank; and did not involve more than the normal risk of collectability or present other unfavorable features.

An analysis of the activity of such related party loans for 2012 and 2011 is as follows:

	2012	2011
	(Amounts in thousands)

Balance, beginning of year	$22,049	$24,023
Advances	1,970	248
Less: repayments	(388)	(2,222)
Less: adjustments	(7,027)	—
Balance, end of year	$16,606	$22,049

The adjustment of $7.0 million represents 4 loans by a former Board member.

An age analysis of past due loans by class follows:

December 31, 2012	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Not Accruing	Total Past Due	Current	Total Loans	Loans > 90 Days and Accruing
	(Amounts in thousands)

Commercial and Industrial	$—	$—	$248	$248	$21,677	$21,925	$—
Real Estate Construction:
Residential	—	—	799	799	6,532	7,331	—
Commercial	—	—	12,958	12,958	28,917	41,875	—
Real Estate Mortgage:
Commercial – Owner Occupied	—	—	1,218	1,218	156,398	157,616	—
Commercial – Non-owner Occupied	6,439	—	19,228	25,667	196,064	221,731	—
Residential – 1 to 4 Family	1,703	169	10,072	11,944	128,220	140,164	—
Residential – Multifamily	—	—	2,838	2,838	18,343	21,181	—
Consumer	71	49	188	308	17,581	17,889	—
Total Loans	$8,213	$218	$47,549	$55,980	$573,732	$629,712	$—

December 31, 2011	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Not Accruing	Total Past Due	Current	Total Loans	Loans > 90 Days and Accruing
	(Amounts in thousands)

Commercial and Industrial	$603	$—	$—	$603	$23,533	$24,136	$—
Real Estate Construction:
Residential	350	—	5,265	5,615	15,672	21,287	—
Commercial	—	—	7,703	7,703	42,658	50,361	—
Real Estate Mortgage:
Commercial – Owner Occupied	1,358	—	4,797	6,155	141,294	147,449	—
Commercial – Non-owner Occupied	1,574	—	18,132	19,706	184,510	204,216	—
Residential – 1 to 4 Family	2,587	—	7,691	10,278	128,490	138,768	—
Residential – Multifamily	—	—	597	597	19,529	20,126	—
Consumer	—	—	274	274	18,500	18,774	—
Total Loans	$6,472	$—	$44,459	$50,931	$574,186	$625,117	$—

Impaired Loans:  Loans are considered impaired when, based on current information and events, it is probable the Company will be unable to collect amounts due in accordance with the original contractual terms of the loan agreement, including scheduled principal and interest payments.

 All impaired loans have are assessed for recoverability based on an independent third-party full appraisal to determine the net realizable value ("NRV") based on the fair value of the underlying collateral, less cost to sell and other costs, such as unpaid real estate taxes, that have been identified, or the present value of discounted cash flows in the case of certain impaired loans that are not collateral dependent. The appraisal will be based on an "as-is" valuation and will follow a reasonable valuation method that addresses the direct sales comparison, income, and cost approaches to market value, reconciles those approaches, and explains the elimination of each approach not used. Appraisals are generally updated every 12 months or sooner if we have identified possible further deterioration in value. Prior to receiving the updated appraisal, we will establish a specific reserve for any estimated deterioration, based upon our assessment of market conditions, adjusted for estimated costs to sell and other identified costs. If the NRV is greater than the loan amount, then no impairment loss exists. If the NRV is less than the loan amount, the shortfall is recognized by a specific reserve. If the borrower fails to pledge additional collateral in the ninety day period, a charge-off equal to the difference between the loan carrying value and NRV will occur. In certain circumstances, however, a direct charge-off may be taken at the time that the NRV calculation reveals a shortfall. All impaired loans are evaluated based on the criteria stated above on a quarterly basis and any change in the reserve requirements are recorded in the period identified. All partially charged-off loans remain on nonaccrual status until they are brought current as to both principal and interest and have at least nine months of payment history and future collectability of principal and interest is assured.

Impaired loans are set forth in the following tables.

December 31, 2012	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(Amounts in thousands)
With no related allowance recorded:
Commercial and Industrial	$248	$315	$—
Real Estate Construction:
Residential	800	2,126	—
Commercial	12,891	12,891	—
Real Estate Mortgage:
Commercial – Owner Occupied	876	1,031	—
Commercial – Non-owner Occupied	19,228	22,027	—
Residential – 1 to 4 Family	8,945	9,372	—
Residential – Multifamily	2,838	2,838	—
Consumer	188	188	—
	46,014	50,788	—

With an allowance recorded:
Commercial and Industrial	500	500	10
Real Estate Construction:
Residential	187	661	24
Commercial	1,988	2,045	96
Real Estate Mortgage:
Commercial – Owner Occupied	5,718	5,748	216
Commercial – Non-owner Occupied	29,187	29,187	1,053
Residential – 1 to 4 Family	3,605	4,290	301
Residential – Multifamily	377	377	6
Consumer	—	—	—
	41,562	42,808	1,706

Total:
Commercial and Industrial	748	815	10
Real Estate Construction:
Residential	987	2,787	24
Commercial	14,879	14,936	96
Real Estate Mortgage:
Commercial – Owner Occupied	6,594	6,779	216
Commercial – Non-owner Occupied	48,415	51,214	1,053
Residential – 1 to 4 Family	12,550	13,662	301
Residential – Multifamily	3,215	3,215	6
Consumer	188	188	—
	$87,576	$93,596	$1,706

December 31, 2011	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(Amounts in thousands)
With no related allowance recorded:
Commercial and Industrial	$603	$603	$—
Real Estate Construction:
Residential	4,440	5,246	—
Commercial	12,898	13,118	—
Real Estate Mortgage:
Commercial – Owner Occupied	6,946	6,946	—
Commercial – Non-owner Occupied	30,424	30,852	—
Residential – 1 to 4 Family	8,477	10,737	—
Residential – Multifamily	597	667	—
Consumer	229	229	—
	64,614	68,398	—

With an allowance recorded:
Commercial and Industrial	—	—	—
Real Estate Construction:
Residential	4,170	5,151	1,297
Commercial	3,329	3,329	380
Real Estate Mortgage:
Commercial – Owner Occupied	590	590	23
Commercial – Non-owner Occupied	17,820	17,940	2,526
Residential – 1 to 4 Family	3,388	3,589	600
Residential – Multifamily	3,268	3,268	33
Consumer	—	—	—
	32,565	33,867	4,859

Total:
Commercial and Industrial	603	603	—
Real Estate Construction:
Residential	8,610	10,397	1,297
Commercial	16,227	16,447	380
Real Estate Mortgage:
Commercial – Owner Occupied	7,536	7,536	23
Commercial – Non-owner Occupied	48,244	48,792	2,526
Residential – 1 to 4 Family	11,865	14,326	600
Residential – Multifamily	3,865	3,935	33
Consumer	229	229	—
	$97,179	$102,265	$4,859

The following table presents by loan portfolio class, the average recorded investment and interest income recognized on impaired loans for the years ended December 31, 2012 and 2011:

	Year Ended December 31,
	2012		2011
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
	(Amounts in thousands)
Commercial and Industrial	$776	$18	$599	$25
Real Estate Construction:
Residential	1,898	57	11,978	377
Commercial	14,933	202	16,164	475
Real Estate Mortgage:
Commercial – Owner Occupied	6,854	251	7,590	215
Commercial – Non-owner Occupied	51,883	2,007	50,907	2,649
Residential – 1 to 4 Family	13,174	389	14,921	334
Residential – Multifamily	3,526	216	4,688	288
Consumer	189	2	231	12
Total	$93,233	$3,142	$107,078	$4,375

Troubled debt restructurings:  Periodically management evaluates our loans in order to determine the appropriate risk rating, interest accrual status and potential classification as a TDR, some of which are performing and accruing interest. A TDR is a loan on which we have granted a concession due to a borrower's financial difficulty. These are concessions that would not otherwise be considered. The terms of these modified loans may include extension of maturity, renewals, changes in interest rate, additional collateral requirements or infusion of additional capital into the project by the borrower to reduce debt or to support future debt service. On construction and land development loans we may modify the loan as a result of delays or other project issues such as slower than anticipated sell-outs, insufficient leasing activity and/or a decline in the value of the underlying collateral securing the loan. Management believes that working with a borrower to restructure a loan provides us with a better likelihood of collecting our loan. It is our policy not to renegotiate the terms of a commercial loan simply because of a delinquency status. However, we will use our Troubled Debt Restructuring Program to work with delinquent borrowers when the delinquency is temporary. We consider all loans modified in a troubled debt restructuring to be impaired.

At the time a loan is modified in a TDR, we consider the following factors to determine whether the loan should accrue interest:

•	Whether there is a period of current payment history under the current terms, typically 6 months;
•	Whether the loan is current at the time of restructuring; and
•	Whether we expect the loan to continue to perform under the restructured terms with a debt coverage ratio that complies with the Bank's credit underwriting policy of 1.25 times debt service.

We also review the financial performance of the borrower over the past year to be reasonably assured of repayment and performance according to the modified terms. This review consists of an analysis of the borrower's historical results; the borrower's projected results over the next four quarters; current financial information of the borrower and any guarantors. The projected repayment source needs to be reliable, verifiable, quantifiable and sustainable. In addition, all TDRs are reviewed quarterly to determine the amount of any impairment.

At the time of restructuring, the amount of the loan principal for which we are not reasonably assured of repayment is charged-off, but not forgiven.

A borrower with a restructured loan must make a minimum of six consecutive monthly payments at the restructured level and be current as to both interest and principal to be on accrual status.

Performing TDRs (not reported as non-accrual loans) totaled $40.0 million and $41.1 million with related allowances of $1.4 million and $213,000 as of December 31, 2012 and December 31, 2011, respectively. Non-performing TDRs totaled $27.1 million and $25.8 million with related allowances of $8,000 and $3.8 million as of December 31, 2012 and December 31, 2011, respectively. All TDRs are classified as impaired loans and are included in the impaired loan disclosures above.

The following two tables detail loans modified during the years ended December 31, 2012 and 2011, including the number of modifications, the recorded investment both pre and post modification and the nature of the modifications made.

	2012			2011
	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(Amounts in thousands)
Commercial and Industrial	2	$750	$750	1	$594	$594
Construction:
Residential	1	415	415	2	2,150	959
Commercial	11	9,938	9,938	—	—	—
Real Estate Mortgage:
Commercial – Owner Occupied	1	3,220	3,220	2	682	315
Commercial – Non-owner Occupied	3	4,067	4,067	3	5,543	5,543
Residential – 1-4 Family	3	4,168	4,168	4	6,250	6,250
Residential – Multifamily	1	380	380	2	506	506
Consumer	—	—	—	—	—	—
Total	22	$22,938	$22,938	14	$15,725	$14,167

	2012				2011
	Extension	Period of Interest Only	Interest Rate Reduction	Total	Extension	Period of Interest Only	Interest Rate Reduction	Total
	(Amounts in thousands)
Commercial and Industrial	$500	$—	$250	$750	$—	$—	$594	$594
Construction:
Residential	—	—	415	415	—	—	2,150	2,150
Commercial	8,008	—	1,930	9,938	—	—	—	—
Real Estate Mortgage:
Commercial – Owner Occupied	3,220	—	—	3,220	—	—	682	682
Commercial – Non-owner Occupied	1,156	—	2,911	4,067	—	1,505	4,038	5,543
Residential – 1-4 Family	924	—	3,244	4,168	—	—	6,250	6,250
Residential – Multifamily	—	380	—	380	—	—	506	506
Consumer	—	—	—	—	—	—	—	—
Total	$13,808	$380	$8,750	$22,938	$—	$1,505	$14,220	$15,725

The following table shows loans that were modified and deemed TDRs that subsequently defaulted during 2012 and 2011.

	2012		2011
	Number of Contracts	Recorded Investment	Number of Contracts	Recorded Investment
	(Amounts in thousands)

Commercial and Industrial	1	$603	—	$—
Real Estate Construction:
Residential	1	1,004	1	316
Commercial	10	8,508	—	—
Real Estate Mortgage:
Commercial – Owner Occupied	—	—	5	4,131
Commercial – Non-owner Occupied	3	4,779	2	5,451
Residential – 1-4 Family	5	4,020	1	929
Residential – Multifamily	1	3,267	—	—
Consumer	—	—	1	137
Total	21	$22,181	10	$10,964

Some loan modifications classified as TDRs may not ultimately result in the full collection of principal and interest, as modified, and result in potential incremental losses. These potential incremental losses have been factored into our overall allowance for loan losses estimate. The level of any re-defaults will likely be affected by future economic conditions. Once a loan becomes a TDR, it will continue to be reported as a TDR until it is repaid in full, foreclosed, sold or it meets the criteria to be removed from TDR status.

Credit Quality Indicators:  As part of the on-going monitoring of the credit quality of the Company's loan portfolio, management tracks certain credit quality indicators including trends related to the risk grades of loans, the level of classified loans, net charge-offs, nonperforming loans (see details above) and the general economic conditions in the region.

The Company utilizes a risk grading matrix to assign a risk grade to each of its loans. Loans are graded on a scale of 1 to 7. Grades 1 through 4 are considered "Pass". A description of the general characteristics of the seven risk grades is as follows:

1.	Good: Borrower exhibits the strongest overall financial condition and represents the most creditworthy profile.
2.	Satisfactory (A): Borrower reflects a well-balanced financial condition, demonstrates a high level of creditworthiness and typically will have a strong banking relationship with Parke Bank.
3.	Satisfactory (B): Borrower exhibits a balanced financial condition and does not expose the Bank to more than a normal or average overall amount of risk. Loans are considered fully collectable.
4.
Watch List:  Borrower reflects a fair financial condition, but there exists an overall greater than average risk. Risk is deemed acceptable by virtue of increased monitoring and control over borrowings.  Probability of timely repayment is present.

5.
Other Assets Especially Mentioned (OAEM):  Financial condition is such that assets in this category have a potential weakness or pose unwarranted financial risk to the Bank even though the asset value is not currently impaired.  The asset does not currently warrant adverse classification but if not corrected could weaken and could create future increased risk exposure. Includes loans which require an increased degree of monitoring or servicing as a result of internal or external changes.

6.
Substandard:  This classification represents more severe cases of #5 (OAEM) characteristics that require increased monitoring.  Assets are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Assets are inadequately protected by the current net worth and paying capacity of the borrower or of the collateral. Asset has a well-defined weakness or weaknesses that impairs the ability to repay debt and jeopardizes the timely liquidation or realization of the collateral at the asset's net book value.

7.
Doubtful:  Assets which have all the weaknesses inherent in those assets classified #6 (Substandard) but the risks are more severe relative to financial deterioration in capital and/or asset value; accounting/evaluation techniques may be questionable and the overall possibility for collection in full is highly improbable. Borrowers in this category require constant monitoring, are considered work out loans and present the potential for future loss to the bank.

An analysis of the credit risk profile by internally assigned grades as of December 31, 2012 and 2011 is as follows:

At December 31, 2012	Pass	OAEM	Substandard	Doubtful	Total
	(Amounts in thousands)
Commercial and Industrial	$18,926	$2,183	$816	$—	$21,925
Real Estate Construction:
Residential	6,345	—	986	—	7,331
Commercial	20,097	—	21,778	—	41,875
Real Estate Mortgage:
Commercial – Owner Occupied	150,990	1,121	5,505	—	157,616
Commercial – Non-owner Occupied	173,606	11,399	36,726	—	221,731
Residential – 1 to 4 Family	126,167	2,263	11,734	—	140,164
Residential – Multifamily	16,863	1,103	3,215	—	21,181
Consumer	17,701	—	188	—	17,889
Total	$530,695	$18,069	$80,948	$—	$629,712

At December 31, 2011	Pass	OAEM	Substandard	Doubtful	Total
	(Amounts in thousands)
Commercial and Industrial	$16,033	$7,500	$603	$—	$24,136
Real Estate Construction:
Residential	12,327	350	8,610	—	21,287
Commercial	23,898	—	26,463	—	50,361
Real Estate Mortgage:
Commercial – Owner Occupied	137,200	3,840	6,409	—	147,449
Commercial – Non-owner Occupied	156,277	10,430	37,509	—	204,216
Residential – 1 to 4 Family	120,658	4,360	13,750	—	138,768
Residential – Multifamily	16,261	3,268	597	—	20,126
Consumer	18,500	—	274	—	18,774
Total	$501,154	$29,748	$94,215	$—	$625,117